TAXES	12 Months Ended
Mar. 31, 2026
Income Tax Disclosure [Abstract]
TAXES

NOTE 18 — TAXES

(a) Corporate Income Taxes (“CIT”)

Cayman Islands

Under the current tax laws of the Cayman Islands, the Company is not subject to tax on its income or capital gains. In addition, no Cayman Islands withholding tax will be imposed upon the payment of dividends by the Company to its shareholders.

Hong Kong

Eshallgo HK is incorporated in Hong Kong and is subject to profit taxes in Hong Kong at a rate of 8.25% on assessable profits up to HK$2,000,000, and 16.5% on any part of assessable profits over HK$2,000,000.

PRC

Eshallgo WFOE, Junzhang Shanghai and Junzhang Beijing are incorporated in the PRC, and are subject to the PRC Enterprise Income Tax Laws (“EIT Laws”) and are taxed at the statutory income tax rate of 25%, with special preferable tax holiday.

EIT grants preferential tax treatment to High and New Technology Enterprises (“HNTEs”). Under this preferential tax treatment, HNTEs are entitled to an income tax rate of 15%, subject to a requirement that they re-apply for their HNTE status every three years. The VIE, Junzhang Shanghai, is qualified as HNTE and has renewed its HNTE certificate in 2021. Therefore, Junzhang Shanghai is eligible to enjoy a preferential tax rate of 15% from 2021 to 2023 to the extent it has taxable income under the EIT Law. However, as Junzhang Shanghai was also qualified as a small low-profit enterprise, it chose to enjoy the preferential tax rate of 5% for small low-profit enterprises since the year ended March 31, 2024.

For the years ended March 31, 2026, 2025 and 2024, Junzhang Shanghai’s subsidiaries, are recognized as small low-profit enterprises. According to the relevant PRC tax policies, once an enterprise meets certain requirements and is identified as a small-scale minimal profit enterprise, the taxable income not more than RMB3 million is subject to a reduced effective rate of 5% during the period from January 1, 2023 to December 31, 2027.

The estimated tax savings as a result of the Company’s preferential tax rates for the years ended March 31, 2026, 2025 and 2024 amounted to $108,486, $203,826 and $194,027, respectively. Per share effect of the tax savings were $0.05, $0.16 and $0.16 for the years ended March 31, 2026, 2025 and 2024, respectively.

The United States

The Company’s subsidiary in the United States are subject to the United States federal corporate income tax rate of 21%. The Company is also subject to state jurisdiction of California that have corporate tax rates of 8.84%.

(i) The components of the provision for income taxes from Cayman Islands, the United States, Hong Kong, and China are as follows:

	For the Years Ended
	March 31,
	2026	2025	2024
Current tax provision
Cayman Islands	$-	$-	$-
Hong Kong	-	-	-
China	39,923	64,459	127,332
	39,923	64,459	127,332
Deferred tax provision (benefit)
Cayman Islands	-	-	-
Hong Kong	-	-	-
China	(682)	48,979	(2,530)
	(682)	48,979	(2,530)
Income tax provision	$39,241	$113,438	$124,802

The following table reconciles the China statutory rates to the Company’s effective tax rate for the years ended March 31, 2026, 2025 and 2024:

	For the Years Ended
	March 31,
	2026	2025	2024
China Statutory income tax rate	25.0%	25.0%	25.0%
Non-taxable items	-	-	0.2%
Non-PRC entity not subject PRC income tax	(17.2)%	(19.2)%	-
Effect of tax holiday and preferential tax rate	(5.9)%	(4.7)%	(20.0)%
Effect of change in tax rate	-	-	(2.8)%
Change in valuation allowance	(2.2)%	(2.2)%	10.7%
Others	-	-	(0.2)%
Effective tax rate	(0.3)%	(1.1)%	12.9%

The Company continually evaluates expiring statutes of limitations, audits, proposed settlements, changes in tax law and new authoritative rulings. According to PRC Tax Administration and Collection Law, the statute of limitations is three years if the underpayment of taxes is due to computational errors made by the taxpayer or withholding agent. The statute of limitations will be extended five years under special circumstances, which are not clearly defined (but an underpayment of tax liability exceeding RMB0.1 million is specifically listed as a special circumstance). In the case of a related party transaction, the statute of limitations is ten years. There is no statute of limitations in the case of tax evasion.

(b) Deferred tax assets and liabilities

The tax effects of temporary differences that give rise to significant portions of the deferred taxes were as follows:

	March 31,	March 31,
Deferred tax assets	2026	2025
Allowance for credit loss	$141,940	$100,603
Reserve for inventory	1,063	909
Unutilized marketing expenditure and employee education fee	1,322	989
Operating lease liabilities	19,775	26,709
Net operating loss carried forward	415,294	233,046
Total deferred tax assets	579,394	362,256
Valuation allowance	(559,619)	(335,547)
Deferred tax assets, net of valuation allowance	$19,775	$26,709
Net off deferred tax liabilities	(12,786)	(21,096)
Deferred tax assets, net	$6,989	$5,613

	March 31,	March 31,
Deferred tax liabilities	2026	2025
Finance lease	$5,796	$6,351
Right-of-use assets	14,699	21,709
Deferred tax liabilities	20,495	28,060
Net off deferred tax assets	(12,786)	(21,096)
Deferred tax liabilities, net	$7,709	$6,964

Movement of the valuation allowance:

	For the Years Ended March 31,
Valuation allowance	2026	2025
Beginning balance	$335,547	$445,403
Current year addition (reduction)	201,079	(108,274)
Exchange difference	22,993	(1,582)
Ending balance	$559,619	$335,547

As of March 31, 2026 and 2025, the Company’s PRC entities had net operating loss carryforwards of approximately $8.3 million and $4.7 million, respectively, which will be available to offset future taxable income. As of March 31, 2026, these carryforwards will expire from 2026 through 2031 if not used. The Company periodically evaluates the likelihood of the realization of deferred tax assets, and reduces the carrying amount of the deferred tax assets by a valuation allowance to the extent it believes a portion will not be realized. Management considers new evidence, both positive and negative, that could affect the Company’s future realization of deferred tax assets including its recent cumulative earnings experience, expectation of future income, the carry forward periods available for tax reporting purposes and other relevant factors. The Company determined that it is more likely than not that its deferred tax assets derived from the net operating loss carried forward could not be realized due to uncertainty on future earnings in Junzhang Shanghai and some of its subsidiaries and the Company provided a 100% allowance for the deferred tax assets of these entities as of March 31, 2026.

(c) Taxes payable

Taxes payable consist of the following:

	March 31,	March 31,
	2026	2025
Income tax payable	$93,376	$78,257
Value added tax payable	165,544	137,640
Other taxes payable	2,084	2,445
Total taxes payable	$261,004	$218,342

(d) Uncertain tax position

The Company evaluates each uncertain tax position (including the potential application of interest and penalties) based on the technical merits, and measure the unrecognized benefits associated with the tax positions. As of March 31, 2026 and 2025, the Company did not have any unrecognized uncertain tax positions and the Company does not believe that its unrecognized tax benefits will change over the next twelve months. For the years ended March 31, 2026, 2025 and 2024, the Company did not incur any interest and penalties related to potential underpaid income tax expenses.